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                                AMENDED EXHIBIT A
                                     TO THE
                           THIRD AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT

     Exhibit A to the Third Amended and Restated Administrative Services Agreement dated as of September 10, 2001, between E*TRADE Funds and E*TRADE Asset Management, Inc., is hereby amended and restated as of October 7, 2002 in order to add five new Funds as set forth below:


         Name of Fund                                                 Fee
         ------------                                                 ---

         E*TRADE Asset Allocation Fund                                0.15%

         E*TRADE Bond Fund                                            0.15%

         E*TRADE Financial Sector Index Fund                          0.15%

         E*TRADE International Index Fund                             0.10%

         E*TRADE Money Market Fund                                    0.15%

         E*TRADE Government Money Market Fund                         0.15%

         E*TRADE Municipal Money Market Fund                          0.15%

         E*TRADE California Municipal Money Market Fund               0.15%

         E*TRADE New York Municipal Money Market Fund                 0.15%

         E*TRADE Premier Money Market Fund                            0.15%

         E*TRADE Russell 2000 Index Fund                              0.10%

         E*TRADE S&P 500 Index Fund                                   0.10%

         E*TRADE Technology Index Fund                                0.15%




                                    E*TRADE Funds

                                    By:___________________________________
                                       Name:
                                       Title:


                                    E*TRADE Asset Management, Inc.

                                    By:___________________________________
                                       Name:
                                       Title: